UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 2, 2008

Penske Automotive Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2008, we acquired a 9% limited partnership interest in Penske Truck Leasing Co., L.P. ("PTL"), a leading global transportation services provider, from subsidiaries of General Electric Capital Corporation (collectively, "GE Capital") in exchange for $219 million. PTL operates and maintains more than 200,000 vehicles and serves customers in North America, South America, Europe and Asia. Product lines include full-service leasing, contract maintenance, commercial and consumer truck rental and logistics services, including, transportation and distribution center management and supply chain management. The general partner is Penske Truck Leasing Corporation (the "General Partner"), which together with other wholly owned subsidiaries of Penske Corporation (the "Penske Parties"), owns 40% of PTL. The remaining 51% of PTL is owned by GE Capital.

In connection with this transaction, we joined a previously existing partnership agreement among the other partners which, among other things, provides us with specified partner distribution and governance rights and restricts our ability to transfer our interests. Specifically, as a limited partner, we are entitled only to a limited number of rights, including an observer to all meetings of PTL’s Advisory Committee and pro rata distributions of available profits. Further, we may only transfer our interests with the unanimous consent of the other partners, or if we and the Penske Parties provide the remaining partners with a right of first refusal to acquire our interests at fair market value. We and the Penske Parties have also agreed that (1) in the event of any transfer by the Penske Parties of their partnership interests to a third party, we shall be entitled to "tag-along" by transferring a pro rata amount of our partnership interests on similar terms and conditions, and (2) the Penske Parties are entitled to a right of first refusal in the event of any transfer of our partnership interests. Additionally, the partnership has agreed to indemnify the general partner for any actions in connection with managing the partnership, except those taken in bad faith or in violation of the partnership agreement. In the event of certain changes to PTL’s capital structure, GE Capital and the General Partner have agreed to provide us with certain "make whole" payments, as further described in the purchase agreement with respect to the transaction, which is filed as exhibit 10.1 to this Form 8-K.

In connection with the purchase noted above, we have amended our existing credit agreement with DCFS USA LLC and Toyota Motor Credit Corporation, as amended, which previously provided for up to $260 million of borrowing capacity for working capital, acquisitions, capital expenditures, investments and for other general corporate purposes, including $10 million of availability for letters of credit, through September 30, 2010 (the "Termination Date"). The facility has been amended to provide for an additional non-amortizing term loan funded on June 26, 2008 for $219 million through the Termination Date. The term loan may be prepaid at any time, but then may not be re-borrowed. The Termination Date is subject to annual one year extensions at the option of the Lenders pursuant the credit agreement’s "evergreen" provisions.

The term loan bears interest at defined London Interbank Offered Rate ("LIBOR") plus 2.50% and the revolving loans bear interest at LIBOR plus 1.75%, subject to an incremental 0.50% under the revolving loans for uncollateralized borrowings in excess of a defined borrowing base. These changes are further described in the amendment to the credit agreement, which is filed as exhibit 4.1 to this Form 8-K.

The descriptions of the transaction agreements above are not complete and are qualified in their entirety by the actual terms of those agreements, copies of which are filed as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 to this Report on Form 8−K, and are incorporated by reference herein. These transactions were approved by the disinterested members of our Board of Directors. We purchase motor vehicles from Daimler AG and Toyota Motor Corporation, affiliates of the respective lenders under the Credit Agreement, for sale at certain of our dealerships. The lenders also provide certain of our dealerships with "floor-plan" and consumer financing. For the Item 404(a) of Regulation S-K "related party" disclosure between us and Penske Corporation, see the "Related Party Transactions" section of our proxy statement filed on March 11, 2008, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

On July 1, 2008, we issued a press release announcing the transactions noted in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 4.1 Fifth Amendment dated June 26, 2008 to the Second Amended and Restated Credit Agreement dated September 8, 2004 by and among us, DCFS USA LLC and Toyota Motor Credit Corporation

Exhibit 10.1 Purchase and Sale Agreement dated June 26, 2008 by and among General Electric Credit Corporation of Tennessee, Logistics Holding Corp., RTLC Acquisition Corp., NTFC Capital Corporation, Penske Truck Leasing Corporation, PTLC Holdings Co., LLC, PTLC2 Holdings Co., LLC, Penske Automotive Group, Inc. and Penske Truck Leasing Co., L.P.

Exhibit 10.2 Amendment No. 11 to the Amended and Restated Agreement of Limited Partnership of Penske Truck Leasing Co., L.P. dated June 26, 2008 by and among General Electric Credit Corporation of Tennessee, Logistics Holding Corp., RTLC Acquisition Corp., NTFC Capital Corporation, Penske Truck Leasing Corporation, PTLC Holdings Co., LLC, PTLC2 Holdings Co., LLC and Penske Automotive Group, Inc.

Exhibit 10.3 Form of Second Amended and Restated Limited Partnership Agreement of Penske Truck Leasing Co., L.P.

Exhibit 10.4 Rights Agreement dated June 26, 2008 by and among PTLC Holdings Co., LLC, PTLC2 Holdings Co., LLC, Penske Truck Leasing Corporation and Penske Automotive Group, Inc.

Exhibit 99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

July 2, 2008	By:	/s/ Shane M. Spradlin

Name: Shane M. Spradlin
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Fifth Amendment dated June 26, 2008 to the Second Amended and Restated Credit Agreement dated September 8, 2004 by and among us, DCFS USA LLC and Toyota Motor Credit Corporation
10.1	Purchase and Sale Agreement dated June 26, 2008 by and among General Electric Credit Corporation of Tennessee, Logistics Holding Corp., RTLC Acquisition Corp., NTFC Capital Corporation, Penske Truck Leasing Corporation, PTLC Holdings Co., LLC, PTLC2 Holdings Co., LLC, Penske Automotive Group, Inc. and Penske Truck Leasing Co., L.P.
10.2	Amendment No. 11 to the Amended and Restated Agreement of Limited Partnership of Penske Truck Leasing Co., L.P. dated June 26, 2008 by and among General Electric Credit Corporation of Tennessee, Logistics Holding Corp., RTLC Acquisition Corp., NTFC Capital Corporation, Penske Truck Leasing Corporation, PTLC Holdings Co., LLC, PTLC2 Holdings Co., LLC and Penske Automotive Group, Inc.
10.3	Form of Second Amended and Restated Partnership Agreement of Penske Truck Leasing Co., L.P.
10.4	Rights Agreement dated June 26, 2008 by and among PTLC Holdings Co., LLC, PTLC2 Holdings Co., LLC, Penske Truck Leasing Corporation and Penske Automotive Group, Inc.
99.1	Press Release